SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement               |_| Confidential, For Use of the
                                                  Commission Only (as
|X| Definitive Proxy Statement                    permitted by Rule 14a-
                                                  6(e)(2))
|_| Definitive Additional Materials

|_| Soliciting Material Under Rule 14a-12


                           Blue Chip Value Fund, Inc.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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

(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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|_| Fee paid previously with preliminary materials:

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|_| Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

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         (2) Form, Schedule or Registration Statement No.:

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         (3) Filing Party:

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         (4) Date Filed:

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                                      -2-

                           BLUE CHIP VALUE FUND, INC.
                             1225 Seventeenth Street
                                   26th Floor
                             Denver, Colorado 80202

                                                        Denver, Colorado
                                                        April 8, 2004
To Our Stockholders:

         It is our pleasure to invite you to your Fund's Annual Meeting of Stockholders to be held at the offices of Denver Investment Advisors LLC ("DIA"), 1225 Seventeenth Street, 26th Floor, Denver, Colorado, on Tuesday, May 11, 2004, at 12:00 noon (Mountain time). Formal notice of the meeting appears on the next page and is followed by the Proxy Statement.

         We hope you will find it convenient to attend, but we urge you, in any event, to complete and return the enclosed proxy card in the envelope provided. You may also choose to cast your vote by telephone, instead of by mail. If you do attend, you may vote in person if you so desire.

         The Annual Report of the Blue Chip Value Fund, Inc. for the year ended December 31, 2003 has previously been mailed to stockholders of record. It is enclosed with this mailing to beneficial owners of the Fund's stock who may not have previously received it. The Annual Report is not to be considered proxy soliciting material.

                                            Sincerely,

                                            /s/ Todger Anderson, CFA
                                            ------------------------
                                            Todger Anderson, CFA
                                            President


                             YOUR VOTE IS IMPORTANT

         We consider the vote of each Stockholder important, whatever the number of shares held. If you are unable to attend the meeting in person, please sign, date, and return your proxy in the enclosed envelope or you may cast your vote by telephone at your earliest convenience. The prompt voting of your proxy will save expense to your Fund.

                           BLUE CHIP VALUE FUND, INC.
                             1225 Seventeenth Street
                                   26th Floor
                             Denver, Colorado 80202


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                                      Denver, Colorado
                                                      April 8, 2004

To the Stockholders of
   Blue Chip Value Fund, Inc.:

         The Annual Meeting of Stockholders of Blue Chip Value Fund, Inc. (the "Fund") will be held at the offices of Denver Investment Advisors LLC, 1225 Seventeenth Street, 26th Floor, Denver, Colorado, on Tuesday, May 11, 2004, at 12:00 noon (Mountain time), for the following purposes:

         1. To elect two (2) Class I directors to serve until the Annual Meeting of Stockholders in the year 2007 and until the election and qualification of their successors.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each Stockholder is invited to attend the Annual Meeting in person. Holders of record at the close of business on March 23, 2004 are entitled to receive notice of and to vote at the Meeting. If you cannot be present at the Annual Meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also choose to cast your vote by telephone, instead of by mail. In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in completing your proxy promptly.

                                                     /s/ W. Bruce McConnel
                                                     ---------------------
                                                     W. Bruce McConnel
                                                     Secretary

                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                           BLUE CHIP VALUE FUND, INC.
                             1225 Seventeenth Street
                                   26th Floor
                             Denver, Colorado 80202


                                 PROXY STATEMENT


                                                         April 8, 2004

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Blue Chip Value Fund, Inc. (the "Fund") for use at the Fund's Annual Meeting of Stockholders to be held at the offices of Denver Investment Advisors LLC, 1225 Seventeenth Street, 26th Floor, Denver, Colorado, on Tuesday, May 11, 2004, at 12:00 noon (Mountain time), and at any adjournment thereof (the "Meeting").

         You can vote in any one of the following ways:

         (a) By mail, by filling out and returning the enclosed proxy card.

         (b) By telephone by following the instructions printed on the proxy card.

         (c) In person at the Meeting.

         Any person giving a proxy may revoke it at any time prior to its use. Properly submitted proxies received by the Fund in time for voting and not so revoked will be voted in accordance with the directions specified therein. The Board of Directors recommends a vote FOR the election of directors as listed. If no specification is made, the proxy will be voted for the election of directors as listed, and with discretionary authority to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

         Costs of soliciting proxies will be borne by the Fund. Morrow & Co., Inc. has been retained to solicit proxies in connection with the Meeting for a fee of approximately $3,000 and reimbursement for all out-of pocket expenses. It is anticipated that banks, brokerage houses, and other custodians will be requested on behalf of the Fund to forward solicitation material to their principals to obtain authorizations for the execution of proxies. In addition to soliciting proxies by use of the mail, some of the officers of the Fund and persons affiliated with Denver Investment Advisors LLC, the Fund's investment adviser, may, without remuneration, solicit proxies personally or by telephone or telefax. By voting as soon as you receive your proxy materials, you will help to reduce the cost of any additional mailings or solicitation efforts.

         On March 23, 2004, the record date for determining the Stockholders entitled to vote at the Meeting, there were outstanding 26,969,486 shares of common stock, constituting all of the Fund's outstanding voting securities. Each share of common stock is entitled to one vote. This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and the enclosed proxy are being mailed on or about April 8, 2004 to Stockholders of record on the record date.

         The Fund will furnish to Stockholders upon request, without charge, copies of its Annual Report to Stockholders, containing audited financial statements for the fiscal year ended December 31, 2003. Requests for such Annual Report should be directed to Mr. Jasper R. Frontz, Treasurer, Blue Chip Value Fund, Inc., 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202 or telephone toll-free (800) 624-4190. The Annual Report is not to be regarded as proxy soliciting material.


                 PROPOSAL 1: NOMINEES FOR ELECTION AS DIRECTORS

         The Fund's By-Laws provide that the Board of Directors shall consist of three classes of members. Directors are chosen for a term of three years and the term of one class of directors expires each year. The Board of Directors has designated two candidates, who are presently directors of the Fund, for whom proxies solicited by the Fund will be voted if requisite authority is granted.

         Mr. Greenebaum, who has served as a director of the Fund since 1988, has informed the Board of Directors of his intention to retire at the end of his term and not stand for re-election. Mr. Greenebaum's decision to retire was not based upon any disagreement with the Fund's Board of Directors or management.

         The following table sets forth the nominees for election as directors and the other directors whose term of office continues beyond the Meeting, their ages, term of office, including length of time served as a director, principal occupations for the past five or more years, any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934 or are registered as investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"), and the number of portfolios in the Fund Complex that they oversee. The Fund Complex includes funds with a common or affiliated investment adviser. The Fund Complex is comprised of the Fund, consisting of one portfolio and Westcore Trust, of which there are ten portfolios. Each director may be contacted by writing to the director, c/o Blue Chip Value Fund, Inc., 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202, Attn: Jasper Frontz.

NOMINEES FOR ELECTION - to be elected for a term of three years until the Annual Meeting in the year 2007.

INTERESTED DIRECTOR

TODGER ANDERSON, CFA*

Age:  59

Position(s) Held with the Fund and Term of Office: Class I Director from 1988 until 1995, and since 1998.** President of the Fund since 1987.

Principal  Occupations  During  Past  Five  Years:  Chairman  (since  2004)  and
Executive Manager (since 1995), Denver Investment Advisors LLC; President, Denver Investment Advisors LLC (from 1995 until 2004); prior to 1995, President and Director of Portfolio Management, Denver Investment Advisors, Inc.; Portfolio Manager, Westcore MIDCO Growth Fund (since 1986); Portfolio Co-Manager, Westcore Select Fund (since 2001).

Other Directorships Held: Fischer Imaging  Corporation.

Number of Portfolios in Fund Complex Overseen: One.




INDEPENDENT DIRECTOR

GARY P. MCDANIEL

Age:  58

Position(s) Held with the Fund and Term of Office: Class I Director since 2001.

Principal Occupations During Past Five Years: Senior Managing Director, Base Camp Capital LLC (private equity investing) (since 2003); prior thereto, Chief Executive Officer, Chateau Communities, Inc. (REIT/manufactured housing) (1997-2002).

Other Directorships Held:  None.

Number of Portfolios in Fund Complex Overseen:  One.




OTHER DIRECTORS

INTERESTED DIRECTOR

KENNETH V. PENLAND, CFA*

Age:  61

Position(s) Held with the Fund and Term of Office: Chairman of the Board and Class III Director since 1987. Term as Director expires in 2006.

Principal Occupations During Past Five Years: Retired; Chairman and Executive Manager, Denver Investment Advisors LLC (from 1995 until December 2001); prior thereto Chairman of the Board and Director of Research, Denver Investment Advisors, Inc.; President, Westcore Trust (from 1995 until August 2002); Trustee, Westcore Trust (since 2001).

Other Directorships Held:  None.

Number of Portfolios in Fund Complex Overseen: Eleven.

INDEPENDENT DIRECTORS

ROBERTA M. WILSON, CFA

Age:  60

Position(s) Held with the Fund and Term of Office: Class III Director since 1987. Term as Director expires in 2006.

Principal Occupations During Past Five Years: Retired; Director of Finance, Denver Board of Water Commissioners, Denver, Colorado (from 1985 until July
1998); Management Consultant and Coach (since 1998).

Other Directorships Held: None.

Number of Portfolios in Fund Complex Overseen:  One.




LEE W. MATHER, JR.

Age:  60

Position(s) Held with the Fund and Term of Office: Class II Director since 2001. Term expires in 2005.

Principal Occupations During the Past Five Years: Director, American Rivers (conservation organization), Washington, D.C. (since June 2000); Investment Banker, Merrill Lynch & Co., New York, New York (January 1977 until April 2000).

Other Directorships Held:  None.

Number of Portfolios in Fund Complex Overseen:  One.




RICHARD C. SCHULTE

Age:  59

Position(s) Held with the Fund and Term of Office: Class II Director since 1987. Term expires in 2005.

Principal Occupations During the Past Five Years: Private Investor; President, Transportation Service Systems, Inc. (1993 - 1996); Employee, Southern Pacific Lines, Denver, Colorado (until 1996); Employee, Rio Grande Industries, Denver, Colorado (holding company) (1991 - 1993); Vice President Finance and Treasurer, Rio Grande Holdings, Inc., Denver, Colorado (1990 -1993); and Vice President, Denver & Rio Grande Western Railroad Company, Denver, Colorado (1990 - 1993).

Other Directorships Held:  None.

Number of Portfolios in Fund Complex Overseen:  One.


-------------------
* Messrs. Anderson and Penland may be deemed to be "interested persons" of the Fund, as that term is defined in the 1940 Act, by virtue of their affiliations with the Fund's investment adviser and their status as officers of the Fund.

**Mr. Anderson previously served as a director of the Fund from May 12, 1988 to March 31, 1995. Mr. Anderson resigned on March 31, 1995 because of a change in control of the Fund's investment adviser, and in order to comply with the provisions of Section 15(f) of the 1940 Act that at least 75% of the directors of the Fund were required to be disinterested directors for a period of three years following the change in control. Mr. Anderson was re-elected to the Board of Directors at the 1998 Annual Meeting of Stockholders.


OFFICERS

         Information concerning the names, ages, positions with the Fund, term of office, including length of time served as an officer, current affiliations, and principal occupations of the principal officers of the Fund, other than Messrs. Anderson and Penland, is set out below. Information concerning Messrs. Anderson and Penland is set forth on pages 3-4.

         Officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified.





MARK M. ADELMANN, CFA, CPA

1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202

Age:  46.

Position Held with the Fund and Term of Office: Vice President of the Fund since 2002.

Principal  Occupations  During  the Past  Five  Years:  Vice  President,  Denver
Investment Advisors LLC (since 2000); Research Analyst, Denver Investment Advisors LLC (since 1995).




W. BRUCE McCONNEL

1 Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103

Age:  60.

Position  Held with the Fund and Term of  Office:  Secretary  of the Fund  since
1987.

Principal Occupations During the Past Five Years: Partner of the law firm of Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania; Secretary, Westcore Trust (1985-2003).




JASPER R. FRONTZ, CPA, CFA

1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202

Age:  35.

Position  Held with the Fund and Term of  Office:  Treasurer  of the Fund  since
1997.

Principal Occupations During the Past Five Years: Vice President, Denver Investment Advisors LLC (since 2000); Director of Mutual Fund Administration, Denver Investment Advisors LLC (since 1997); prior thereto, Fund Controller, ALPS Mutual Funds Services, Inc. (1995-1997); Treasurer, Westcore Trust (since
1997); Registered Representative, ALPS Distributors, Inc. (since 1995).


         No director or officer of the Fund who is currently a director, officer, or employee of the investment adviser or any of its parents, received any remuneration from the Fund during 2003. The other directors taken as a group were either paid or had accrued directors' fees for 2003 from the Fund in the aggregate amount of $78,412.

         In 2003 the directors received an annual retainer of $6,000 for serving as directors, plus a meeting fee of $1,500 for each regular Board meeting attended, including reimbursement for out-of-pocket expenses incurred in attending Board meetings. The Board of Directors held four regularly scheduled meetings during the year ended December 31, 2003. Each of the directors attended every Board meeting. The Fund does not require attendance by Directors at annual meetings of Stockholders, although Directors are welcome to attend. All of the Directors attended the 2003 annual meeting of Stockholders.

         The following table provides information concerning the compensation of each of the Fund's directors for services rendered during the Fund's fiscal year ended December 31, 2003:

                               Compensation Table

                                                                                                            Total
                                                     Pension or                                          Compensation
                             Aggregate           Retirement Benefits             Estimated               From Fund and
                           Compensation          Accrued As Part of            Annual Benefits           Fund Complex
Name of Person               From Fund              Fund Expenses              Upon Retirement         Paid to Directors
--------------               ---------              -------------              ---------------         -----------------
Interested Directors
Todger Anderson               $ -0-                     $ -0-                       $ -0-                    $ -0-
Kenneth V. Penland            $12,000                   $ -0-                       $ -0-                    $27,000(1)

Independent Directors
Robert J. Greenebaum(2)       $15,539                   $ -0-                       $ -0-                    $15,539
Lee W. Mather, Jr.            $14,873                   $ -0-                       $ -0-                    $14,873
Gary P. McDaniel              $12,000                   $ -0-                       $ -0-                    $12,000
Richard C. Schulte            $12,000                   $ -0-                       $ -0-                    $12,000
Roberta M. Wilson             $12,000                   $ -0-                       $ -0-                    $12,000

----------------------

         Drinker Biddle & Reath LLP, of which W. Bruce McConnel, Secretary of the Fund, is a partner, received legal fees during the fiscal year ended December 31, 2003 for services rendered as the Fund's legal counsel.






----------------------
(1) Includes  $15,000 Mr.  Penland  received  as a Trustee of Westcore  Trust in
    2003.

(2) Mr. Greenebaum's term of office as a Director will cease upon his retirement on May 11, 2004.

Ownership of Fund Shares

         The following table sets forth, as of January 31, 2004 beneficial ownership of the Fund's shares by (1) each director and each nominee for director and (2) all directors, nominees for director and executive officers as a group.


                          Dollar Range
                          of Equity           Number of Shares       Percent
                          Securities Owned    Beneficially Owned(1)  of Class
Name                      in the Fund         in the Fund            in the Fund
----                      -----------         -----------            -----------

Interested Directors
Todger Anderson           over $100,000         198,094                *
Kenneth V. Penland        over $100,000         318,738(2)            1.2%

Independent Directors
Robert J. Greenebaum(3)   over $100,000          21,677                *
Lee W. Mather, Jr.        over $100,000          33,000                *
Gary P. McDaniel          $10,001 - $50,000       2,505                *
Richard C. Schulte        $10,001 - $50,000       3,965(4)             *
Roberta M. Wilson         $10,001 - $50,000       4,899(5)             *
All directors and
   executive officers and nominees
   for director as a group                      582,878               2.2%

--------------------------
(1) Unless otherwise indicated the beneficial owner has sole voting and investment power.

(2) Including 93,552 shares held by Mr. Penland, 127,121 shares owned by Mr. Penland's wife, 34,561 shares jointly owned by Mr. Penland and his wife, and 63,504 shares owned in a trust for Mr. Penland's daughter.

(3) Mr. Greenbaum's term of office as a Director will cease upon his retirement on May 11, 2004.

(4)      These shares include 2,772 that are owned by Mr. Schulte's wife.

(5)      These shares are owned jointly by Ms. Wilson and her husband.

*        Less than 1%.

         To the knowledge of the Fund's management, no person owns beneficially more than 5% of the Fund's outstanding shares as of March 23, 2004.

Standing Board Committees

         The Board has established three standing committees in connection with the governance of the Fund: Audit, Qualified Legal Compliance and Nominating.

         The Fund's Audit Committee is comprised of all of the directors of the Fund who are not "interested" persons of the Fund as defined in the 1940 Act. The members of the Audit Committee are also considered independent as defined in the New York Stock Exchange Listing Standards applicable to closed-end investment companies. The functions of the Audit Committee include, among other things, to meet with the Fund's independent auditors to review the scope and findings of the annual audit, review matters of independence, discuss the Fund's accounting policies, discuss any recommendation of the independent auditors with respect to the Fund's management practices, review the impact of changes in accounting standards upon the Fund's financial statements, approve all audit and permissible non-audit services provided to the Fund and certain other persons by the independent auditors, approve the selection and compensation of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. The Board adopted a written charter for the Audit Committee in February 2000. The Audit Committee met once during the fiscal year ended December 31, 2003.

         The Audit Committee has met with Fund management to review and discuss, among other things, the Fund's audited financial statements for the year ended December 31, 2003. The Audit Committee has also met with the Fund's independent accountants and discussed with them certain matters required under SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380) as may be modified or supplemented from time to time, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received written disclosures and the letter from the Fund's independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented from time to time, and has discussed with the independent accountants their independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's 2003 Annual Report to Stockholders for the year ended December 31, 2003. The members of the Audit Committee are currently Messrs. Greenebaum, Mather, McDaniel and Schulte, and Ms. Wilson.

         The Audit Committee also serves as the Fund's Qualified Legal Compliance Committee (the "QLCC"). The purpose of the QLCC is to receive, retain, consider and act upon reports of evidence of possible material violations of applicable United States federal and state securities laws, material breaches of fiduciary duty arising under United States federal or state law and similar violations of any United States federal or state law from attorneys covered by Section 307 of the Sarbanes-Oxley Act of 2002. There were no meetings of the QLCC during the fiscal year ended December 31, 2003.

         The Fund's Nominating Committee is comprised of all of the Directors who are not "interested" persons of the Fund, as defined in the 1940 Act. The members of the Nominating Committee are currently Messrs. Greenebaum, Mather, McDaniel and Schulte, and Ms. Wilson.

The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors. A copy of the Nominating Committee Charter is attached hereto as Appendix A.

         In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Although the Nominating Committee expects to be able to find an adequate number of candidates to serve as directors, the Nominating Committee is willing to consider nominations received from Stockholders or from other sources it deems appropriate that are submitted timely and with adequate information about the candidate in the Committee's view in order for it to make an assessment. The Nominating Committee shall assess stockholder nominees in the same manner as it reviews its own nominees. Any recommendation must be submitted in writing to the Nominating Committee in care of the Fund's Treasurer at the address on the front of this Proxy Statement, and should include at a minimum the following information as to each individual proposed for nomination as director: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of such proposed nominee under the Securities Exchange Act of 1934, as amended, and the 1940 Act. The Nominating Committee, in its discretion, may request additional information concerning the recommended candidate in order to evaluate the candidate's qualifications. This Proxy Statement is expected to be mailed on April 8, 2004, and, if such occurs, any such notice must be received by the Fund on or before April 18, 2004.

         In order for the information on such nominee to be considered for inclusion in the Fund's proxy statement, any such submission must be sent no later than 120 calendar days before the date the Fund's proxy statement was released to stockholders in connection with the Fund's previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days, within a reasonable time before the Fund begins to print and mail its proxy statement. The Nominating Committee did not meet during the fiscal year ended December 31, 2003. No nominee recommendation has been received from a Stockholder within the past 120 days. The Fund has not paid a fee to third parties to assist in finding nominees.

         Stockholders may send other communications to the Board of Directors, a committee thereof or an individual Director. Any such communication should be sent in writing addressed to the Board of Directors, the specific committee or individual Director in care of the Fund's Treasurer at the address on the front of this Proxy Statement. The Fund's Treasurer is responsible for determining, in consultation with other officers of the Fund, counsel and other advisers, as appropriate, which stockholder-communications will be relayed to the Board, committee or individual Director. The Treasurer may determine not to forward any letter to the Board, committee or individual Director that does not relate to the business of the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section  30(f)  of the  1940 Act and  Section  16(a) of the  Securities
Exchange Act of 1934 require the Fund's directors and officers, certain affiliated persons of the investment adviser, and persons who own more than ten percent of the Fund's shares to file with the Securities and

Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Fund. Specific due dates for these reports have been established and the Fund is required to disclose in this Proxy Statement any failure to file by the specific due dates. To the Fund's knowledge, all of these filing requirements were satisfied during 2003, except as follows: Ms. Suzanne Quam, an affiliated person of the investment adviser, did not file on a timely basis one report on Form 3 relating to her initial statement of beneficial ownership and two reports on Form 4 relating to two transactions; each of the following affiliated persons of the investment adviser did not file on a timely basis one report on Form 3 relating to his initial statement of beneficial ownership: Derek R. Anguilm, Glen T. Cahill, Troy Dayton, Jeffrey D. Adams, William S. Chester, Kris B. Herrick and Alex W. Lock. In making these disclosures, the Fund has relied on copies of reports that were furnished to it and written representations of its directors, officers and investment adviser.

Relationship with Independent Public Accountants

         Pursuant to Rule 32a-4 of the 1940 Act, the Fund is no longer required to submit the ratification of the selection of its accountants to Stockholders. The Audit Committee and the Board on February 17, 2004, re-appointed Deloitte & Touche LLP ("Deloitte & Touche") as the Fund's independent auditors for the fiscal year ending December 31, 2004. Deloitte & Touche has served as the Fund's independent auditors since the fiscal year ended December 31, 2000.

Independent Auditor's Fees

         Audit Fees: For the Fund's fiscal years ended December 31, 2003 and December 31, 2002, the aggregate fees billed for professional services rendered by Deloitte & Touche for the audit of the Fund's annual financial statements were $16,430 for each year.

         Audit-Related Fees: In Fund's fiscal years ended December 31, 2003 and December 31, 2002, no fees were billed for assurance and related services by Deloitte & Touche that were reasonably related to the performance of the audit of the Fund's financial statements and are not reported under "Audit Fees" above.

         Tax Fees: For the Fund's fiscal years ended December 31, 2003 and December 31, 2002, aggregate fees of $7,786 and $6,070, respectively, were billed for professional services rendered by Deloitte & Touche for tax compliance, tax advice, and tax planning. The fiscal year 2003 tax fees were for tax return preparation services and assistance with research, advice and inquiries to taxing authorities concerning certain tax regulations for the Fund. The fiscal year 2002 tax fees were for tax return preparation services for the Fund.

         All Other Fees: For the Fund's fiscal year ended December 31, 2002, aggregate fees of $1,000 were billed by Deloitte & Touche for a reading of the Fund's unaudited semi-annual financial statements. No fees were billed to the Fund by Deloitte & Touche for services other than the services reported under the captions "Audit Fees," "Audit-Related Fees" and "Tax Fees," above, for the Fund's fiscal year ended December 31, 2003.

         Audit Committee Pre-Approval Policies and Procedures: The Fund's Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the engagement.

         Aggregate non-audit fees of $31,286 were billed by Deloitte & Touche for services rendered to the Fund and to the Fund's investment adviser, Denver Investment Advisors, LLC ("DIA"), for the Fund's fiscal year ended December 31, 2003. Aggregate non-audit fees of $30,570 were billed by Deloitte & Touche for services rendered to the Fund and to DIA for the Fund's fiscal year ended December 31, 2002. The non-audit services rendered to DIA were not required to be pre-approved by the Fund's Audit Committee because they were provided prior to May 6, 2003, the effective date of the rules requiring such pre-approval. The Audit Committee has considered whether the provision of non-audit services that were rendered to DIA that were not pre-approved is compatible with maintaining Deloitte & Touche's independence.

         Representatives of Deloitte & Touche are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions from Stockholders, if necessary.

         The Board of Directors recommends that Stockholders vote FOR the election of Messrs. Anderson and McDaniel as Class I directors to serve until the Annual Meeting of Stockholders in the year 2007 and until the election and qualification of their successors.


                VOTES REQUIRED FOR THE ELECTION OF DIRECTORS AND
                    APPROVAL OF OTHER MATTERS AT THE MEETING

         A quorum for the transaction of business at the Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding shares of common stock of the Fund. If a Proxy is properly submitted accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. In the election of directors, the nominees receiving the highest number of votes cast at the Meeting will be elected, assuming that each receives the votes of a majority of the outstanding shares of common stock. The withholding of voting authority with respect to the election of a director means that the shares withheld will not be counted toward the required majority. Under Maryland law, abstentions will have the effect of a "no vote" for purposes of obtaining the requisite approval. Broker "non-votes" will be treated the same as abstentions.


         In the event that a quorum is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received by the Fund, one or more adjournment(s) may be proposed to permit further solicitations of proxies. Any adjourned session or sessions may be held after the date set for the original Meeting without notice except announcement at the Meeting. Any such adjournment(s) will require the affirmative vote of a majority of the outstanding shares of common stock that are represented at the Meeting in person or by proxy. If such a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the proposal against any such adjournment(s).


OTHER BUSINESS

         The Management of the Fund does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting thereunder. To propose any business for consideration at this Meeting (other than matters included in this Proxy Statement), the By-Laws require a Stockholder to notify the Fund in writing by the tenth day following the day on which notice of the meeting is mailed and to provide such written information to the Fund as its Secretary may reasonably require. This Proxy Statement is expected to be mailed to Stockholders on April 8, 2004, and, if such occurs, any such notice must be received by the Fund on or before April 18, 2004.


                             ADDITIONAL INFORMATION

Investment Adviser

         DIA is located at 1225  Seventeenth  Street,  26th  Floor,  Denver,  CO
80202.

Co-Administrators

         DIA  and  ALPS  Mutual  Funds   Services,   Inc.   ("ALPS")   serve  as
co-administrators for the Fund. ALPS is located at 1625 Broadway, Suite 2200, Denver, CO 80202.

Stockholder Proposals - Annual Meeting in the Year 2005

         A Stockholder who intends to present a proposal which relates to a proper subject for Stockholder action at the Annual Meeting of Stockholders in the year 2005, and who wishes such proposal to be considered for inclusion in the Fund's proxy materials for such meeting, must cause such proposal to be received, in proper form, at the Fund's principal executive offices no later than November 30, 2004. Any such proposals, as well as any questions relating thereto, should be directed to the Fund to the attention of its President.

April 8, 2004

Stockholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States. You may also choose to cast your vote by telephone, instead of by mail.

                                   Appendix A

                           BLUE CHIP VALUE FUND, INC.

                          NOMINATING COMMITTEE CHARTER

SECTION 1. PURPOSE & SCOPE

         The Board of Directors (the "Board") of Blue Chip Value Fund, Inc. (the "Fund") has established a Nominating Committee (the "Committee") that is responsible for recommending to the Board persons to be nominated by the Board for election as Directors at the Fund's meetings of stockholders or to fill any vacancy on the Board that may arise between meetings of stockholders.

SECTION 2. MEMBERSHIP

         The Committee consists of all of the Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Board of Directors shall elect a Chairperson of the Committee by a majority vote. The compensation, if any, of the Committee members shall be as determined by the Board.

SECTION 3. NOMINATION AND APPOINTMENT POLICY AND RESPONSIBILITIES

         (a) In evaluating candidates, the Committee shall take into consideration such factors as it deems appropriate. The Committee may, in its discretion, establish specific, minimum qualifications or skills that must be met by candidates.

         (b) The Committee will consider candidates submitted by stockholders or from other sources it deems appropriate that are submitted timely and with adequate information about the candidate in the Committee's view in order for them to make an assessment. The Committee shall assess stockholder nominees in the same manner as it reviews its own nominees. Any recommendation must be submitted in writing to the Committee in care of the Fund's Treasurer at Denver Investment Advisors, LLC, 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202, and should include at a minimum the following information as to each individual proposed for nomination as director: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of such proposed nominee under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended. The Committee, in its discretion, may request additional information concerning the recommended candidate in order to evaluate the candidate's qualifications.

         To be timely for consideration by the Committee, in accordance with the Fund's By-Laws, the Fund must be notified of the name of the candidate in writing at least 60 days prior to the annual meeting and the remaining required written information must be submitted at least 30 days prior to the annual meeting, provided however, in the event that the notice of the annual meeting of stockholders is mailed less than 60 days before the annual meeting date, then the name of the candidate and the required written information must be received by the Fund by the tenth day following the day on which the notice of the annual meeting is mailed to stockholders or otherwise publicly disclosed. In order for the information on such nominee to be considered for inclusion in the Fund's proxy statement, any such submission must be sent no later than 120 calendar days before the date the Fund's proxy statement was released to stockholders in connection with the Fund's previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days, within a reasonable time before the Fund begins to print and mail its proxy statement.

SECTION 4. ADDITIONAL RESPONSIBILITIES

         (a) The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee or to a Committee member.

         (b) The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of the Board members or any Committee members.

SECTION 5. PROCEDURAL MATTERS

         (a) The Committee shall meet as often as it deems necessary. At all meetings of the Committee, a majority of the members of the Committee shall constitute a quorum for the transaction of business.

         (b) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund, and the Committee shall report all of its actions to the Board at its next meeting following such actions.

         (c) The Committee shall review and reassess the adequacy of this Charter as frequently as it deems necessary and recommend any proposed changes to the Board for approval.

         (d) The Committee shall have the resources and authority to make reasonable expenditures, including expenditures to retain any experts and counsel related to the aforementioned duties and tasks, including a professional search firm to identify potential candidates that will be reimbursed by the Fund.




Adopted as of March 16, 2004

                                   Appendix B

                               FORM OF PROXY CARD

                           BLUE CHIP VALUE FUND, INC.


         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF BLUE CHIP VALUE FUND, INC. (THE "FUND") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 2004 AT 12:00 NOON AT THE OFFICES OF DENVER INVESTMENT ADVISORS LLC, 1225 SEVENTEENTH STREET, 26TH FLOOR, DENVER, COLORADO.

The undersigned hereby appoints Margaret R. Jurado and Jeffrey D. Adams, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and all adjournments thereof, all shares of common stock held of record by the undersigned on the record date for the Meeting, upon the following matters, and upon any other matter which may properly come before the Meeting and at any adjournment thereof, at their discretion.

                     (Please date and sign on reverse side)

    Address Change/Comments (Mark the corresponding box on the reverse side)



--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                             YOUR VOTE IS IMPORTANT

                        You can vote in one of two ways;

1. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                       or

2. Call toll free 1-800-435-6710 on a Touch-Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.


                                   PLEASE VOTE

                     TELEPHONE VOTING WILL NOT BE AVAILABLE
                   AFTER 11:59 PM EDT ON MONDAY, MAY 10, 2004.

                                                                         Please
                                                                      Mark Here
                                                                    for Address
                                                                      Change or
                                                                       Comments
                                                               SEE REVERSE SIDE





1.   Election of Directors:

                      NOMINEES:

                         01       Todger Anderson
                         02       Gary P. McDaniel


     ____ FOR all nominees listed (except as marked to the contrary)


     ____ WITHHOLD AUTHORITY to vote for all nominees listed


          (INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) on the line provided below.)


                       __________________________________

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

         Every properly submitted proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the election of directors, and with discretionary authority to vote upon such other business as may properly come before the Meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.




                                    IF VOTING  BY MAIL,  PLEASE  SIGN,  DATE AND
                                    RETURN PROMPTLY.

                                    Receipt  of  Notice of  Annual  Meeting  and
                                    Proxy Statement is hereby acknowledged.



                                    Sign here exactly as name(s) appear(s) on left



                                    Dated: ________________________________,2004


                                    ____________________________________________
                                                    Signature

                                    ____________________________________________
                                             Signature if held jointly

                                    IMPORTANT  - Joint  owners  must EACH  sign.
                                    When signing as attorney, Trustee, executor,
                                    administrator,    guardian,   or   corporate
                                    officer, please give your FULL title.

                            Vote by Telephone or Mail
                          24 Hours a Day, 7 Days a Week

           Telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

      Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.


-------------------------------------------------------------------------------
       Telephone                                    Mail
    1-800-435-6710
                                               Mark, sign and date your proxy
Use any touch-tone telephone to vote           card and return it in the
your proxy.  Have your proxy card in     OR    enclosed postage-paid envelope.
hand when you call.
-------------------------------------------------------------------------------

                      If you vote your proxy by telephone,
                 you do NOT need to mail back your proxy card.